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                                                                  Execution Copy



                                                                 EXHIBIT 10.12










                                THE GEON COMPANY



                              AMENDED AND RESTATED
                               INSTRUMENT GUARANTY



                          Dated as of December 19, 1996








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                    AMENDED AND RESTATED INSTRUMENT GUARANTY


            AMENDED AND RESTATED INSTRUMENT GUARANTY, dated as of December 19, 1996 (this "Guaranty"), by THE GEON COMPANY, a Delaware corporation (the "Guarantor"), to each of the Holders from time to time of the Guaranteed Instruments. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Second Amended and Restated Participation Agreement dated as of the date hereof among the Guarantor, the Trustee, 1994 VCM Inc. ("VCMI"), Citibank, N.A., as Agent and the financial institutions and Persons named therein, as the same may be amended from time to time (the "Participation Agreement").

                              Preliminary Statement

            As contemplated by the Participation Agreement, on the Financing Closing Date and on the First Refinancing Date, VCMI acquired a leasehold interest in, and certain easements on, the Parcel (excluding the HCL Parcel) and title to the Initial Improvements from the Company and subsequent to such acquisition, the Construction Agent completed the Original Improvements. VCMI will, as contemplated by the Participation Agreement, acquire a leasehold interest in the HCL Parcel and certain work in process relating to the HCL Improvements, and the Construction Agent will construct the HCL Improvements pursuant to the Agency Agreement. VCMI has leased the Property (which will include the HCL Improvements and the HCL Parcel) to the Company pursuant to the Lease.

            The Trustee has financed VCMI's lease of the Parcel, the acquisition of the Initial Improvements and construction of the Original Improvements, and will finance the acquisition and construction of the HCL Improvements, through the issuance of the Instruments to the Purchasers pursuant to the Declaration.

            For the purposes of this Guaranty, the term "Guaranteed Instruments" means, subject to the limitations set forth in paragraph 1(a) below, (a) at all times on or prior to the Interim Note (HCL) Maturity Date (i) if no Event of Default has occurred and is continuing at such time, the Notes in the amount of the Unwind Fee and (ii) if an Event of Default has occurred and is continuing at such time, the Notes and the Certificates and (b) at all times on or after the Interim Note (HCL) Maturity Date (i) if no Event of Default has occurred and is continuing at such
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time, the A-Notes and (ii) if an Event of Default has occurred and is continuing at such time, the Instruments.

            The Guarantor intends this Guaranty to be an inducement for the Purchasers to purchase the Guaranteed Instruments, which the Purchasers would be unwilling to do if the Guarantor did not execute and deliver this Guaranty.

            NOW, THEREFORE, in consideration of the premises and intending to be legally bound by this Guaranty, the Guarantor hereby agrees to be bound as follows:

            l. (a) The Guarantor unconditionally guarantees and agrees with the Holders from time to time of the Guaranteed Instruments that all sums due in respect of the Guaranteed Instruments (including all principal or stated amount of, and interest or Distributions on, as the case may be, the Guaranteed Instruments), together with any other sums which may become due pursuant to any Operative Document with respect to the Guaranteed Instruments (including Break Costs), but only to the extent provided in the Operative Documents, whether the same shall accrue before or after the filing of a proceeding under the Bankruptcy Law, will be promptly paid in full (i) when due, whether at stated maturity, by acceleration or otherwise, in accordance with the provisions of such Guaranteed Instruments and of the Operative Documents or (ii) upon the occurrence of an Event of Default or an Unwind Event. Notwithstanding anything to the contrary herein contained, it is expressly understood and agreed that this Guaranty shall not constitute a guaranty of an amount in excess of the Unwind Fee in the event that the Guarantor fails to purchase the Property upon the occurrence of an Unwind Event. This Guaranty shall be irrevocable, and in all events shall be continuing, unconditional and absolute, and if for any reason any such sums, or any part thereof, shall not be paid promptly when due, upon demand therefor by the Purchasers upon the Guarantor, the Guarantor shall pay the same to the Person entitled thereto pursuant to and in accordance with the provisions of the Guaranteed Instruments and the Operative Documents, regardless of any defenses or rights of set-off or counterclaim, regardless of whether any Holder of a Guaranteed Instrument shall have taken any steps to enforce its rights against the Guarantor, the Trustee or any other Person, to collect such sums, or any part thereof, and regardless of any other condition or contingency. The Guarantor also agrees to pay to the Holders from time to time of the Guaranteed Instruments such further amounts as shall be sufficient to cover the costs and expense of


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collecting such sums, or part thereof, or of otherwise enforcing this Guaranty, including, in any case, compensation to their respective attorneys for all services rendered in that connection.

            (b) Any and all payments by the Guarantor hereunder shall be made free and clear of and without deduction for any and all present or future Impositions and all liabilities with respect thereto excluding Excluded Charges.

            If the Guarantor shall be required by Law to deduct any Charges from or in respect of any sum payable hereunder to any Purchaser, (i) the sum payable by the Guarantor shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this paragraph 1(b)) to Purchaser receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Guarantor shall make such deductions, and (iii) the Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law.

            2. The Guarantor hereby unconditionally (a) waives any requirement that the Holders from time to time of the Guaranteed Instruments first make demand upon, or seek to enforce remedies against, any other Person or any of the collateral or property of such other Person before demanding payment from, or seeking to enforce this Guaranty against, the Guarantor; (b) covenants that this Guaranty will not be discharged except by complete satisfaction by indefeasible payment in cash in full of all payment obligations contained in the Guaranteed Instruments and in the Operative Documents with respect to the Guaranteed Instruments; (c) agrees that this Guaranty shall remain in full effect without regard to, and shall not be affected or impaired by, any invalidity, illegality, irregularity or unenforceability in whole or in part of the Guaranteed Instruments, the Declaration, any other Operative Document (and the Guarantor hereby waives any defense relating to the enforceability of the Operative Documents or any provision contained therein), or any limitation of the liability of the Guarantor thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever, (d) waives diligence, presentment and protest with respect to, and any notice of default in, the payment of any amount at any time payable under or in connection with the Guaranteed Instruments or any of the


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Operative Documents, and (e) agrees that each and every right, power and remedy given under this Guaranty or any other Operative Document shall be cumulative and not exclusive, and be in addition to all other rights, powers and remedies now or hereafter granted or otherwise existing.

            3. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Holders of the Guaranteed Instruments, the Guarantor shall not (a) be entitled to be subrogated to any of the rights of the Holders of the Guaranteed Instruments against the Trustee or any other guarantor or in any collateral security or guaranty or right of offset held by the Holders of the Guaranteed Instruments for the payment of any sums due in respect of the Guaranteed Instruments, or (b) seek any reimbursement or contribution from the Trustee or any other guarantor in respect of any payment, set-off or application of funds made by the Guarantor hereunder.

            4. The obligations, undertakings and conditions to be performed or observed by the Guarantor under this Guaranty shall not be affected or impaired by reason of the happening from time to time of any of the following with respect to the Guaranteed Instruments and the other Operative Documents, all without notice to, or the further consent of, the Guarantor:

            (a) the waiver by the Trustee, VCMI or any Holder of an Instrument or any other Person of the observance or performance by the Guarantor of any of the obligations, undertakings or conditions contained in any of such Instruments, except to the extent of such waiver;

            (b) the extension, in whole or in part, of the time for payment of any amount owing or payable under any of the Instruments, the Declaration or any other Operative Document or of any other sums or obligations under or arising out of or on account of the Instruments, the Declaration or any other Operative Document except to the extent of such extension;

            (c) the modification or amendment (whether material or otherwise) of any of the obligations of the Trustee under any of the Instruments or the Declaration or of the Trustee or the Company or VCMI under any other Operative Document, except to the extent of such modification or amendment;


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            (d) the taking or the omission of any of the actions referred to in any Instrument or any other Operative Document (including, without limitation, the giving of any consent referred to therein);

            (e) any failure, omission, delay or lack on the part of the Trustee, VCMI or any Holder of an Instrument, or any other Person to enforce, assert or exercise any right, power or remedy conferred on the Trustee, VCMI or any such Holder of an Instrument or any other Person in any of such Instruments or any action on the part of the Trustee, VCMI or any Holder of an Instrument, or any other Person granting indulgence or extension in any form;

            (f) the release or discharge of the Trustee, VCMI or the Company or any other Person from the performance or observance of any obligation, undertaking or condition to be performed by the Trustee, VCMI or the Company under any Instrument or any other Operative Document by operation of Law;

            (g) the receipt and acceptance by the Trustee, VCMI or a Holder of an Instrument, or any other Person of notes, checks or other instruments for the payment of money and extensions and renewals thereof;

            (h) any action, inaction or election of remedies by the Trustee, VCMI or a Holder of an Instrument or any other Person which results in any impairment or destruction of any subrogation rights of the Guarantor, or any rights of the Guarantor to proceed against any other Person for reimbursement;

            (i) the surrender by the Trustee, VCMI or any Holder of an Instrument or any other Person of any security at any time held for the performance or observance of any of the agreements, covenants, terms or conditions contained in the Instruments or any of the Operative Documents;

            (j) any event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the State of New York or any other jurisdiction;

            (k) any other circumstances whatsoever (with or without notice to or knowledge of the Guarantor) which


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      constitutes, or might be construed to constitute, an equitable or legal discharge of the Guarantor with respect to its obligations hereunder or under the other Operative Documents, in bankruptcy or in any other instance, except based on payment or performance;

            (l) any change in circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Guarantor, VCMI or the Trustee and whether or not such change in circumstances shall or might in any manner and to any extent vary the risk of the Guarantor hereunder; or

            (m) any other cause, whether similar or dissimilar to the foregoing;

            it being the intention of the Guarantor that this Guaranty be absolute and unconditional in any and all circumstances and that this Guaranty shall be discharged only by the indefeasible payment in full of all sums with respect to which this Guaranty relates.

            5. An "Event of Default" hereunder shall mean:

            (a) any default by the Guarantor in the payment of any amount due under paragraph l hereof shall occur;

            (b) any default by the Guarantor in the performance or observance of any other covenant or agreement contained herein; or

            (c) any "Event of Default" (as defined in any such other Operative Document) under any other Operative Document (other than an Unwind Event under the Agency Agreement).

            6. Notice of acceptance of this Guaranty and notice of the execution and delivery of any other instrument referred to in this Guaranty, are hereby waived by the Guarantor.

            7. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the obligations to be paid, is rescinded or must otherwise be restored or returned by any Holder of a Guaranteed Instrument, upon the insolvency, bankruptcy or reorganization of the Guarantor, or otherwise, all as though such payment had not been made.


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The provisions of this paragraph shall survive the termination of this Guaranty.

            8. This Guaranty shall remain in full force and effect until payment in full of all sums payable under the Guaranteed Instruments, and all Operative Documents with respect to the Guaranteed Instruments by the Guarantor hereunder and the performance in full of all obligations of the Guarantor in accordance with the provisions of this Guaranty. The Guarantor's payment obligations hereunder shall be deemed satisfied upon receipt by the Trustee of all amounts payable hereunder. This Guaranty is a guaranty of payment and not a guaranty of collection.

            9. In case any provision of this Guaranty or any application thereof shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions and any other application thereof shall not in any way be affected or impaired thereby.

           10. TIME IS OF THE ESSENCE IN THIS GUARANTY AND THE TERMS HEREIN SHALL BE SO CONSTRUED. This Guaranty shall be binding upon the Guarantor and its successors and shall inure to the benefit of, and be enforceable by, the Holders of the Instruments and their respective successors and assigns as to the obligations respectively owed them and guaranteed hereunder. This Guaranty may not be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the Guarantor and the Holders of the Guaranteed Instruments, in compliance with the requirements set forth in the Declaration. This Guaranty may be enforced as to any one or more defaults either separately or cumulatively. THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW (OR ANY SIMILAR SUCCESSOR PROVISION THERETO) BUT EXCLUDING ALL OTHER CONFLICT-OF-LAW RULES.

            11. All notices, demands, requests, consents approvals and other instruments hereunder shall be given in the manner and at the appropriate address set forth in the Participation Agreement or at such other address as such party shall designate by notice to each of the other parties hereto.

            l2. Notwithstanding anything to the contrary contained in this Guaranty or any of the other Operative


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Documents, the amounts which the Guarantor is obligated to pay pursuant to this
Guaranty and the other Operative Documents, and the amounts which the Trustee and the Holders of the Guaranteed Instruments are entitled to receive pursuant to this Guaranty and other Operative Documents, are subject to limitations pursuant to Section 9.18 of the Participation Agreement.

            13. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the amounts which the Guarantor is obligated to pay hereunder and notice of or proof of reliance by the Holders of the Guaranteed Instruments upon this Guaranty or acceptance of this Guaranty. The indebtedness evidenced by the Guaranteed Instruments shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Guaranty, and all dealings between the Guarantor and the Holders of the Guaranteed Instruments shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty.

            IN WITNESS WHEREOF, the Guarantor has caused this Instrument Guaranty to be duly executed as of the day and year first above written.

                                    THE GEON COMPANY


                                    By:\S\JEAN M. MIKLOSKO


                                    Name:Jean M. Miklosko


                                    Title:Assistant Treasurer


[INSTRUMENT GUARANTY]


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